EX 31.2

  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER UNDER

                 SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, LIU SU YING, CERTIFY THAT:

   1. I  have  reviewed  this annual report on Form 10-K  of  China Du Kang

      Co., Ltd.;

   2. Based on my knowledge,  this  annual  report  does not contain any untrue statement of a material fact or omit to state a  material  fact necessary to  make  the statements made, in light of the circumstances under  which such statements  were  made,  not  misleading  with respect to the period covered by this annual report;

   3. Based  on  my knowledge, the consolidated financial statements,  and  other

      Financial information  included  in  this  annual  report,  fairly  present in all material respects the financial condition, results of operations and cash flows  of  the  registrant  as of, and for, the periods presented in this annual report.

   1. The  small  business  issuer's other  certifying  officer(s)  and  I  are responsible for establishing  and  maintaining  disclosure  controls  and procedures  (as  defined in Exchange Act Rules and maintaining disclosure controls and procedures  (as  defined in Exchange Act Rules 13a-15(e) and

      15d-15(e) and internal control  over  financial  reporting (as defined in

      Exchange Act Rules 13a-15(f) and 15d-15(f) for the  small business issuer and have:

        (a)Designed  such disclosure controls and procedures,  or  caused  such

           disclosure   controls  and  procedures  to  be  designed  under  our

           supervision, to  ensure  that  material  information relating to the small business issuer, including its consolidated  subsidiaries,  is made  known  to  us  by  others  within those entities, particularly during the period in which this report is being prepared;

        (b)Designed such internal control over  financial  reporting, or caused such internal control over financial reporting to  be designed under our  supervision,  to  provide  reasonable  assurance regarding  the reliability of financial reporting and the preparation  of financial statements  for  external  purposes  in  accordance  with  generally accepted accounting principles;

        (c)Evaluated   the   effectiveness   of  the  small  business  issuer's

           disclosure controls and procedures  and presented in this report our conclusions about the effectiveness of  the  disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

        (d)Disclosed in this report any change in the small  business  issuer's internal  control over financial reporting that occurred during  the small business  issuer's  most  recent  fiscal  quarter  (the  small business  issuer's  fourth  fiscal  quarter in the case of an annual report) that has materially affected,  or  is  reasonably  likely to materially affect, the small business issuer's internal control over financial reporting; and

   2. The  small  business  issuer's  other  certifying  officer(s)  and I have disclosed,  based on our most recent evaluation of internal control  over financial reporting,  to  the  small  business  issuer's auditors and the audit  committee of the small business issuer's board  of  directors  (or persons performing the equivalent functions):

        (a)All  significant  deficiencies and material weaknesses in the design or operation of internal  control over financial reporting which are reasonably likely to adversely  affect  the  small  business issuers

           ability   to   record,   process,  summarize  and  report  financial

           information; and

        (b)Any fraud, whether or not  material,  that  involves  management  or other  employees  who  have a significant role in the small business issuer's internal control over financial reporting.

Name & Title                                    Date

/s/  Liu Su Ying

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Chief Financial Officer (Principal

Financial Officer)                              April  14, 2010